REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of October 26, 2007, by and among Fushi International, Inc., a Nevada corporation (the "Company"), and the investors signatory hereto, including the holders of the Notes (as defined below) (each an "Investor" and collectively, the "Investors").

This Agreement is made in connection with the Securities Purchase Agreement, dated as of the date hereof among the Company and the Investors (the "Purchase Agreement") and the Waiver and Consent dated as of the date hereof between the Company, among others, and Citadel Equity Fund, Ltd. (“Citadel”).

The Company and the Investors hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement will have the respective meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:

“Advice” has the meaning set forth in Section 7(d).

"Commission" means the Securities and Exchange Commission.

"Commission Comments" means written comments pertaining solely to Rule 415 which are received by the Company from the Commission to a filed Registration Statement, a copy of which shall have been provided by the Company to the Holders, which either (i) requires the Company to limit the number of Registrable Securities which may be included therein to a number which is less than the number sought to be included thereon as filed with the Commission or (ii) requires the Company to either exclude Registrable Securities held by specified Holders or deem such Holders to be underwriters with respect to Registrable Securities they seek to include in such Registration Statement.

“Common Stock” means the common stock, par value per share of $0.006, of the Company.

“Cut Back Shares” has the meaning set forth in Section 2(b).

"Effective Date" means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

“Effectiveness Date” means (a) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the earlier of: (i) the 90th calendar day following the Closing Date; provided, that, if the Commission reviews and has written comments to the filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (a)(i) shall be the 120th day following the Closing Date, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments; (b) with respect to any additional Registration Statements required to be filed pursuant to Section 2(a), the earlier of: (i) the 90th calendar day following the applicable Filing Date for such additional Registration Statement(s) and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the such additional Registration Statement(s) will not be reviewed or is no longer subject to further review; and (c) with respect to any additional Registration Statements required to be filed solely due to SEC Restrictions, the earlier of: (i) the 90th calendar day following the applicable Restriction Termination Date and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such Registration Statement will not be reviewed or is no longer subject to further review and comments.

"Effectiveness Period" means, as to any Registration Statement required to be filed pursuant to this Agreement, the period commencing on the Effective Date of such Registration Statement and ending on the earliest to occur of (a) the second anniversary of such Effective Date, (b) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders of the Registrable Securities included therein, or (c) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders without volume restrictions pursuant to Rule 144, in each case as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Filing Date" means (a) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the 15th calendar day following the Closing Date; (b) with respect to any additional Registration Statements required to be filed pursuant to the last sentence of Section 2(a), the 15th calendar day following the Effective Date for the last Registration Statement filed pursuant to this Agreement under Section 2(a); and (c) with respect to any additional Registration Statements required to be filed due to SEC Restrictions, the 15th calendar day following the applicable Restriction Termination Date; provided, that if the Filing Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law to close, the Filing Date shall be the following Business Day.

"Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 6(c).

“Indemnifying Party” has the meaning set forth in Section 6(c).

“Losses” has the meaning set forth in Section 6(a).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

"Notes" means the Company’s 3% Senior Secured Convertible Notes due 2012, the terms of which are governed by the Indenture dated January 25, 2007 between the Company and The Bank of New York, as trustee (the “Indenture”).

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means: (i) the Shares, (ii) any shares of Common Stock issuable upon exercise of warrants issued to any placement agent as compensation in connection with the financing that is the subject of the Purchase Agreement ("Placement Agent Warrant Shares"), (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any exercise price adjustment with respect to any of the securities referenced in (i) or (ii) above, and (iv) any shares (the “Conversion Shares”) of Common Stock issued or issuable upon conversion of the Notes pursuant to the terms of the Indenture; provided, however, that following such time as any of the securities described in clauses (i), (ii), (iii) or (iv) above have been sold by a Holder pursuant to a Registration Statement or Rule 144, then such securities shall cease to be considered “Registrable Securities” for purposes of this Agreement.

"Registration Statement" means the initial registration statement required to be filed in accordance with Section 2(a) and any additional registration statements required to be filed under this Agreement, including in each case the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

“Restriction Termination Date” has the meaning set forth in Section 2(b).

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Restrictions” has the meaning set forth in Section 2(b).

"Securities Act" means the Securities Act of 1933, as amended.

"Shares" means the shares of Common Stock issued or issuable to the Investors pursuant to the Purchase Agreement.

2. Registration.

(a) On or prior to the applicable Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement required to be filed under this Agreement shall be filed on Form S-3 (or on such other form appropriate for such purpose) and contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement, other than as to the characterization of any Holder as an underwriter, which shall not occur without such Holder’s written consent) the "Plan of Distribution" attached hereto as Annex A. The Company shall use its reasonable best efforts to cause each Registration Statement required to be filed under this Agreement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and shall use its reasonable best efforts to keep each such Registration Statement continuously effective during its entire Effectiveness Period. By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of each Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule). If for any reason other than due solely to SEC Restrictions, a Registration Statement is effective but not all outstanding Registrable Securities are registered for resale pursuant thereto, then the Company shall prepare and file by the applicable Filing Date an additional Registration Statement to register the resale of all such unregistered Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.

(b) Notwithstanding anything to the contrary contained in this Section 2, if the Company receives Commission Comments, and following discussions with and responses to the Commission in which the Company uses its reasonable best efforts and time to cause as many Registrable Securities for as many Holders as possible to be included in the Registration Statement filed pursuant to Section 2(a) without characterizing any Holder as an underwriter (and in such regard uses its reasonable best efforts to cause the Commission to permit the affected Holders or their respective counsel to participate in Commission conversations on such issue together with Company Counsel, and timely conveys relevant information concerning such issue with the affected Holders or their respective counsel), the Company is unable to cause the inclusion of all Registrable Securities, then the Company may, following not less than three (3) Trading Days prior written notice to the Holders (i) remove from the Registration Statement such Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities, in each case as the Commission may require in order for the Commission to allow such Registration Statement to become effective; provided, that in no event may the Company name any Holder as an underwriter without such Holder’s prior written consent (collectively, the “SEC Restrictions”). Unless the SEC Restrictions otherwise require, any cut-back imposed pursuant to this Section 2(b) shall be allocated first to the Placement Agent Warrant Shares, second among the Warrant Shares of the Holders on a pro rata basis and then among the Shares and the Conversion Shares of the Holders on a pro rata basis. No liquidated damages under Section 2(c) shall accrue on or as to any Cut Back Shares, and the required Effectiveness Date for such Registration Statement will be tolled, until such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date”). From and after the Restriction Termination Date, all provisions of this Section 2 (including, without limitation, the liquidated damages provisions, subject to tolling as provided above) shall again be applicable to the Cut Back Shares (which, for avoidance of doubt, retain their character as “Registrable Securities”) so that the Company will be required to file with and cause to be declared effective by the Commission such additional Registration Statements in the time frames set forth herein as necessary to ultimately cause to be covered by effective Registration Statements all Registrable Securities (if such Registrable Securities cannot at such time be resold by the Holders thereof without volume limitations pursuant to Rule 144).

(c) If: (i) a Registration Statement is not filed on or prior to its Filing Date covering the Registrable Securities required under this Agreement to be included therein (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (i)), or (ii) a Registration Statement is not declared effective by the Commission on or prior to its required Effectiveness Date or if by the Business Day immediately following the Effective Date, the Company shall not have filed a “final” prospectus for the Registration Statement with the Commission under Rule 424(b) in accordance with the terms hereof (whether or not such a prospectus is technically required by such Rule), or (iii) after its Effective Date, without regard for the reason thereunder or efforts therefor, such Registration Statement ceases for any reason to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for more than an aggregate of 45 Trading Days (which need not be consecutive) (any such failure or breach being referred to as an "Event," and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 45 Trading Day-period is exceeded, being referred to as "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to (A) with respect to any Holder other than a Holder of the Conversion Shares, 1.0% of the aggregate Investment Amount paid by such Holder for Shares pursuant to the Purchase Agreement and (B) with respect to any Holder of the Conversion Shares, 1.0% of the aggregate amount of the Conversion Shares (the “Conversion Amount”) held by such Holder, which amount shall be computed by multiplying the aggregate number of the Conversion Shares held by such Holder by the Conversion Rate (as defined in the Indenture). The parties agree that (1) the Company will not be liable for liquidated damages under this Agreement with respect to any (i) warrants issued to any placement agent as compensation in connection with the financing that is the subject of the Purchase Agreement or (ii) Placement Agent Warrant Shares and (2) in no event will the Company be liable for liquidated damages under this Agreement in excess of 1.0% of the sum of the aggregate Investment Amount and the aggregate Conversion Amount of the Holders in any 30 calendar day period and the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be twelve percent (12%) of the aggregate Investment Amount paid by such Holder pursuant to the Purchase Agreement or (ii) the aggregate Conversion Amount paid or payable by such Holder, as applicable. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event and in such case shall be due and payable no later than the third Trading Day after the date the Event is cured, (except in the case of the first Event Date), and shall cease to accrue (unless earlier cured) upon the expiration of the Effectiveness Period. If the Company fails to pay any liquidated damages pursuant to this section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until the amounts, plus interest thereon, are paid in full.

(d) Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”). Notwithstanding anything to the contrary contained herein, the Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any liquidated or other damages under Section 2(c) to (i) any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least three Trading Days prior to the Filing Date (subject to the requirements set forth in Section 3(a)) and (ii) any  Holder who is a broker dealer who refuses to be named as an underwriter in the Registration Statement following a request by the Commission requiring such Holder to be named as an underwriter in the Registration Statement.

3. Registration Procedures.

In connection with the Company's registration obligations hereunder, the Company shall:

(a) Not less than four Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to each Holder copies of the Registration Statement, as proposed to be filed which will be subject to the review of such Holder. Each Holder shall have two Trading Days in which to provide its comments to the Registration Statement. The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto which differs from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented). The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which it (i) characterizes any Holder as an underwriter, (ii) excludes a particular Holder due to such Holder refusing to be named as an underwriter (except as otherwise permitted in Section 2(b)), or (iii) reduces the number of Registrable Securities being registered on behalf of a Holder except pursuant to, in the case of subsection (iii), the Commission Comments, without, in each case, such Holder’s express written authorization.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that would not result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement(s) and the disposition of all Registrable Securities covered by each Registration Statement.

(c) Notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing and, in the case of (v) below, not less than three Trading Days prior to the financial statements in any Registration Statement becoming ineligible for inclusion therein) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that any written notice pursuant to clause (v) above that contains or may contain material non-public information may, at the option of a Holder, be delivered only to, such Holders legal counsel at the address provided to the Company by such Holder.

(d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(f) Prior to any public offering of Registrable Securities, register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as any Holder may request, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement(s).

(g) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement(s), which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(h) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4. Reports Under the Exchange Act.

With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

5. Registration Expenses. All fees and expenses incidental to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

6. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to (i) any violations by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder in connection with the performance of its obligations to register securities under this Agreement or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Registrations. Except as and to the extent specified in Schedule 3.1(v) of the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not, from the date hereof until the expiration of the Effectiveness Period, enter into any agreement providing any such right to any of its security holders.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen calendar days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement, on a prorated basis, all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

(f) Rule 144 Compliance. As long as any Holder owns any Registrable Securities, the Company will apply its best efforts to file with the SEC in a timely manner (or obtain extensions in respect thereof and file within the applicable grace period) all reports and other documents required of the Company under the Securities Act and Exchange Act and, if the Company is not required to file reports pursuant to Section 13(a) or 15 (d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act.

(g) Amendments and Waivers. The provisions of this Agreement, including the provisions of this Section 7(g), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than sixty six and two thirds (66 2/3%) percent of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, further that no amendment or waiver to any provision of this Agreement relating to naming any Holder or requiring the naming of any Holder as an underwriter may be effected in any manner without such Holder’s prior written consent. Section 2(a) may not be amended or waived except by written consent of each Holder affected by such amendment or waiver.

(h) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Fushi International, Inc.
1 Shuang Qiang Road
Jinzhou, Dalian 116100
People's Republic of China
Facsimile: [ ]
Attention: President

With a copy to:	Weil, Gotchal & Manges LLP
Plaza 66, Tower 2, 38th Floor
1366 Nanjing Road West
Shanghai 200040
People's Republic of China
Facsimile: +86 6288 3866
Attn.: David Meredith, Esq.

If to a Investor:	To the address set forth under such Investor's name on the signature pages hereto.

If to any other Person who is then the registered Holder:

To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(i) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder other than a Holder of the Conversion Shares may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement, and each Holder which is a Holder of the Conversion Shares may assign its respective rights hereunder in the manner and to the Persons as permitted under the Indenture.

(j) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(o) Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of each other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document. Each Investor acknowledges that no other Investor will be acting as agent of such Investor in enforcing its rights under this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

FUSHI INTERNATIONAL, INC.

By:	/s/ Li Fu
Name: Li Fu
Title: CEO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES OF INVESTORS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

AMTRUST INTERNATIONAL INSURANCE, LTD

By:          /s/ Jan Loeb_____________________
Name: Jan Loeb
Title: Portfolio Manager

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

ARDSLEY PARTNERS FUND, II LP

By:          /s/ Steven Napoli_________________
Name: Steven Napoli
Title: CFO

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

ARDSLEY OFFSHORE FUND, LTD

By:          /s/  Steven N. Napoli________________
Name: Steven N. Napoli
Title: CFO

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

ARDSLEY PARTNERS INSTITUTIONAL FUND LP

By:          /s/ Steven N. Napoli_______________
Name: Steven N. Napoli
Title: CFO/ Partner

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

ANCORA GREATER CHINA FUND, LP

By:          /s/ John P. Micklitsch______________________
Name: John P. Micklitsch
Title: SR. PM

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

BLACK RIVER COMMODITY SELECT FUND LTD

By:          /s/ G. Schmidt____________________
Name: G. Schmidt
Title: Principal

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

Citadel Equity Fund Ltd.

By: Citadel Limited Partnership; it’s Portfolio Manager

By: Citadel Investment Group, L.L.C.; its General Partner

By:          /s/ Andrew Fong____________________
Name: Andrew Fong
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

ENABLE GROWTH PARTNERS L.P.

By:          /s/ Brendan O'Neil_________________
Name:  Brendan O'Neil
Title: Principal

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

ENABLE OPPORTUNITY PARTNERS LP

By:          /s/ Brendan O'Neil______________________
Name:  Brendan O'Neil
Title: Principal &  Portfolio Manager

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:          /s/ Stephen P. Hickey______________________
Name:  Stephen P. Hickey
Title: Authorized Signatory

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

HUA-MEI 21ST CENTURY PARTNERS, LP

By:          /s/ Leigh S. Curry_____________________
Name: Leigh S. Curry
Title:

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

JANUS INVESTMENT FUNDS (ON BEHALF OF ITS SERIES JANUS VENTURE FUND)

By:          /s/ William H. Bales__________________
Name: William H. Bales
Title:  Portfolio Manager

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

JANUS CAPITAL FUNDS PLC (ON BEHALF OF ITS SERIES JANUS US VENTURE FUND)

By:          /s/ William H. Bales__________________
Name: William H. Bales
Title:  Portfolio Manager

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

JOHN HANCOCK TRUST EMERGING
GROWTH TRUST

By:          /s/ Ismail Gunes______________________
Name: Ismail Gunes
Title: V.P.

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

JOHN HANCOCK FUNDS II EMERGENCY
GROWTH FUND

By:          /s/ Ismail Gunes______________________
Name: Ismail Gunes
Title: V.P.

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

JOHN HANCOCK SMALLCAP EQUITY FUND

By:          /s/ Ismail Gunes________________________
Name: Ismail Gunes
Title: V.P.

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

HELLER CAPITAL INVESTMENTS, LLC

By:          /s/ Ronald I. Heller________________________
Name: Ronald I. Heller
Title: CEO

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

HUDSON BAY OVERSEAS FUND LTD.

By:          /s/ Yoav Roth________________________
Name: Yoav Roth
Title: Principal

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

HUDSON BAY OVERSEAS FUND LP

By:          /s/ Yoav Roth________________________
Name: Yoav Roth
Title: Principal

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

LEAP TIDE PARTNERS, LP.

By:          /s/ Jan Loeb________________________
Name: Jan Loeb
Title: Member of GP.

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

LEAP TIDE OFFSHORE LTD

By:         /s/ Jan Loeb
Name: Jan Loeb
Title: Director

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

MARION LYNTON

By:          /s/ Steven Napoli
Name: Steven Napoli
Title: CFO / Partner

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

MORGAN STANLEY & CO INCORPORATED

By:          /s/ Andrew C. Fipa
Name: Andrew C. Fipa
Title:

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

OUTPOINT OFFSHORE FUND, LTD

By:          /s/ Jordon Grayson
Name: Jordon Grayson
Title: Director

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

OHIO NATIONAL FUND INC
(ON BEHALF OF ITS SERIES OHIO NATIONAL SMALL CAP GROWTH PORTFOLIO)

By:          /s/ William Bales
Name: William Bales
Title:  Portfolio Manager

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

PIERCE DIVERSIFIED STRATEGY MASTER FUND LLC

By:          /s/ Brendan O'Neil_________________
Name: Brendan O'Neil
Title: Principal

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

POPE INVESTMENTS LLC

By:          /s/ William P. Wells___________________
Name: William P. Wells
Title: Managing Member

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

STRAUS PARTNERS, LP

By:          /s/ Craig Connors_____________________
Name: Craig Connors
Title: CFO

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

STRAUS-GEPT PARTNERS L.P.

By:          /s/ Craig Connors_____________________
Name: Craig Connors
Title: CFO

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: ______________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: _____________________________________

Annex A

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or quoted or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits Investors;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	to cover short sales made after the date that this Registration Statement is declared effective by the Commission;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv)the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of Securities will be paid by the Selling Stockholder and/or the purchasers. Each Selling Stockholder has represented and warranted to the Company that it acquired the securities subject to this Registration Statement in the ordinary course of such Selling Stockholder’s business and, at the time of its purchase of such securities such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

The Company has advised each Selling Stockholder that it may not use shares registered on this Registration Statement to cover short sales of Common Stock made prior to the date on which this Registration Statement shall have been declared effective by the Commission. If a Selling Stockholder uses this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under this Registration Statement.

The Company is required to pay all fees and expenses incident to the registration of the shares, but the Company will not receive any proceeds from the sale of the Common Stock. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Annex B

FUSHI INTERNATIONAL, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Common Stock”), of Fushi International, Inc., a Nevada corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of October 26, 2007 (the “Registration Rights Agreement”), among the Company and the Investors named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE
1.	Name.

	(a)	Full Legal Name of Selling Securityholder

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

	(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3. Beneficial Ownership of Registrable Securities:

Type and Principal Amount of Registrable Securities beneficially owned:

4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐   No ☐

Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes ☐   No ☐

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐                     No o

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7. The Company has advised each Selling Stockholder that it may not use shares registered on the Registration Statement to cover short sales of Common Stock made prior to the date on which the Registration Statement is declared effective by the Commission, in accordance with 1997 Securities and Exchange Commission Manual of Publicly Available Telephone Interpretations Section A.65. If a Selling Stockholder uses the prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under the Registration Statement.

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

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